Fleet Status Report

November 2023

FOCUSED | VALUE DRIVEN | RESPONSIBLE

VALARIS DS-9
IMO 9666572

100 YEARS
VALARIS

Valaris Limited Fleet Status Report November 1, 2023

New Contracts and Extensions, Rig Sales and Other Updates Since Last Fleet Status Report
Contract Backlog
•Valaris has been awarded the following new contracts and contract extensions, with associated contract backlog of approximately $480 million, subsequent to issuing its most recent fleet status report on August 1, 2023. Contract backlog excludes lump sum payments such as mobilization fees and capital reimbursements.
•Contract backlog increased to approximately $3.2 billion from approximately $3.0 billion as of August 1, 2023.
Floaters
•250-day contract extension with TotalEnergies offshore Brazil for drillship VALARIS DS-15. The extension period is expected to commence in the fourth quarter 2024 in direct continuation of the rig's current program. The total contract value for the firm period, excluding the provision of MPD and additional services, is $100 million. An additional rate will be charged for MPD and any other additional services when provided. The contract includes two 160-day priced options and one 120-day priced option, with increased operating day rates for each option period. The total contract value for the option periods if exercised, excluding the provision of MPD and additional services, is approximately $210 million. An additional rate will be charged for MPD and any other additional services when provided.
•Six-month priced option exercised by Petrobras offshore Brazil for drillship VALARIS DS-4. The six-month option will commence in January 2024 in direct continuation of the existing firm program. The priced option period has an estimated total contract value of approximately $41 million.
•Six-month priced contract extension with ExxonMobil offshore Angola for drillship VALARIS DS-9. The six-month extension will commence in July 2024 in direct continuation of the existing firm program.
•Two-well contract with Eni Mexico S. de R.L. de C.V. offshore Mexico for semisubmersible VALARIS DPS-5. The contract is expected to commence in March 2024 and has a minimum duration of 110 days. The operating day rate is $345,000, plus a $3 million mobilization fee.
•One-well contract with BP offshore Brazil for drillship VALARIS DS-15. The contract is expected to commence in late first quarter or early second quarter 2024 in direct continuation of the rig's current program, with TotalEnergies, and has an estimated duration of 80 days. The estimated contract value is approximately $33 million and excludes payments we will receive for mobilization and any additional services.
•A previously disclosed exercised priced option with TotalEnergies offshore Brazil for drillship VALARIS DS-15 is now expected to be undertaken in direct continuation of the aforementioned BP contract. The option period is expected to commence in late second quarter or early third quarter 2024 and has an estimated duration of 100 days. The operating day rate for the option period is approximately $254,000. The contract backlog for this previously disclosed contract is not included in the $480 million of additional backlog mentioned above.
Jackups
•55-well plug and abandonment (P&A) contract with Eni in the East Irish Sea (UK) for standard duty legacy jackup VALARIS 72. The contract is expected to commence in December 2023 and has an estimated duration of nearly four years (1,346 days). The operating day rate is subject to a market-indexed annual adjustment. VALARIS Norway will substitute for VALARIS 72 until VALARIS 72 completes its current contract with Eni in the UK North Sea, which is expected to finish in December 2024.
•Six-well contract extension with BP Trinidad for heavy duty modern jackup VALARIS 118. The extension period is expected to commence in March 2024, in direct continuation of the existing firm program, and has an estimated duration of one year. The extension period has an estimated total contract value of approximately $51 million.
•Six-well contract with TAQA on the Porthos Carbon Capture and Storage (CCS) program in the Dutch North Sea for heavy duty harsh environment jackup VALARIS 123. The contract is expected to commence in fourth quarter 2024 and has a minimum duration of 170 days. The contract includes options for up to 10 wells with an estimated total duration of 300 days. The operating day rate is $142,500, increasing to $152,500 effective January 1, 2025 and $162,500 effective January 1, 2026.
•Heavy duty ultra-harsh environment jackup VALARIS 249 has been contracted by Perenco T&T Limited to drill one open-water appraisal well in the TSP block, offshore the southeast coast of Trinidad. The contract is expected to commence in second half 2024, in direct continuation of the rig's current program with another operator.
•Five-well priced option exercised by BP Indonesia for heavy duty modern jackup VALARIS 106. The option period is expected to commence in January 2024, in direct continuation of the existing firm program and has an estimated duration of 365 days. The operating day rate is $85,000 effective from January 6, 2024, increasing to $95,000 from January 6, 2025. As previously disclosed, the rig is expected to be out of service for approximately 90 days for planned maintenance across second quarter and third quarter 2024.

New Disclosure: bolded text signifies items that have not previously been disclosed

Valaris Limited Fleet Status Report November 1, 2023

Contract Backlog(1) (2) ($ millions)	2023	2024	2025+	Total	Contracted Days(1) (2)	2023	2024	2025+
Drillships	$113.2	$894.9	$718.4	$1,726.5	Drillships	434	2,760	1,848
Semisubmersibles	38.9	194.5	26.1	259.5	Semisubmersibles	171	798	116
Floaters	$152.1	$1,089.4	$744.5	$1,986.0	Floaters	605	3,558	1,964

HD - Ultra-Harsh & Harsh	$43.9	$223.2	$60.8	$327.9	HD - Ultra-Harsh & Harsh	396	1,920	445
HD & SD - Modern	36.9	212.9	157.0	406.8	HD & SD - Modern	406	2,057	1,285
SD - Legacy	8.9	58.2	119.8	186.9	SD - Legacy	120	732	1,359
Jackups	$89.7	$494.3	$337.6	$921.6	Jackups	922	4,709	3,089

Other(3)	$26.5	$108.7	$115.3	$250.5	Other(3)	600	3,580	3,361

Total	$268.3	$1,692.4	$1,197.4	$3,158.1	Total	2,127	11,847	8,414

ARO Drilling(4)					Average Day Rates(1) (2)	2023	2024	2025+
Owned Rigs	$50.2	$357.1	$1,139.7	$1,547.0	Drillships	$261,000	$324,000	$389,000
Leased Rigs	46.0	345.4	352.3	743.7	Semisubmersibles	228,000	244,000	225,000
Total	$96.2	$702.5	$1,492.0	$2,290.7	Floaters	$251,000	$306,000	$379,000

					HD - Ultra-Harsh & Harsh	$111,000	$116,000	$137,000
					HD & SD - Modern	91,000	104,000	122,000
					SD - Legacy	74,000	80,000	88,000
					Jackups	$97,000	$105,000	$109,000

(1) Contract backlog, contracted days and average day rates as of November 1, 2023.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of November 1, 2023.
HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report November 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron	U.S. GOM	Aug 22	Aug 25		Contract includes MPD services. Additional rate charged when MPD services provided.
VALARIS DS-17	GustoMSC P10000	2014	Equinor	Brazil	Sep 23	Mar 25	$447,000	Contract includes MPD and additional services. Total contract value of $327 million, including an upfront payment of approx. $86 million for mobilization, capital upgrades and a contribution towards reactivation costs. Two priced options each with an estimated duration of 60 days
VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. GOM	Jun 22	Jun 24		Contract includes MPD services. Additional rate charged when MPD services provided. 1-year priced option
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies BP TotalEnergies TotalEnergies	Brazil Brazil Brazil Brazil	Jun 21 Apr 24 Jul 24 Nov 24	Mar 24 Jun 24 Oct 24 Jul 25	$410,000 $254,000 $400,000
Contract includes MPD services. Additional rate charged when MPD services provided.

Additional rate charged when MPD and additional services provided. Two 160-day priced options and one 120-day priced option, with increased operating day rates for each option period. Total contract value for option periods if exercised, excluding the provision of MPD and additional services, is approximately $210 million

VALARIS DS-12	DSME 12000	2014	TotalEnergies BP	West Africa Egypt	Jul 23 Dec 23	Nov 23 Nov 24		Total contract value of $136 million
VALARIS DS-10	Samsung GF12000	2017	SNEPCo	Nigeria	Apr 23	Mar 24	$231,000
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jul 22	Jan 25		Contract includes MPD services. Three 6-month priced options
VALARIS DS-8	Samsung GF12000	2015	Petrobras	Brazil	Feb 24	Jan 27	$428,000	Plus mobilization fee of approx. $30 million. Contract includes additional services. Rig departed shipyard in late October to mobilize to Brazil
VALARIS DS-7	Samsung 96K	2013	Undisclosed	West Africa	Jun 24	Sep 26		Total contract value estimated to be $364 million. Estimated duration of 850 days. Rig being reactivated in Spain
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Jul 22	Jul 24		Contract includes MPD and additional services
Stacked
VALARIS DS-11	DSME 12000	2013		Spain
Purchase Options(3)
VALARIS DS-14	DSME 12000			South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $218 million assuming a Dec 31, 2023 delivery
VALARIS DS-13	DSME 12000			South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $119 million assuming a Dec 31, 2023 delivery
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report November 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Eni Occidental Apache Eni	Mexico U.S. GOM U.S. GOM Mexico	Jan 23 Aug 23 Nov 23 Mar 24	Jul 23 Nov 23 Jan 24 Jul 24	$314,000 $345,000	Plus mobilization fee of approx. $1.2 million Plus $3 million mobilization fee
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside	Australia	Apr 22 Nov 23	Oct 23 Apr 25
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos Undisclosed	Australia Australia	Jul 22 Jan 24	Dec 23 Nov 24	Contract suspended. During the contract suspension period, the duration of which is currently unknown, we do not expect a material impact on revenues and earnings. Three priced options each with an estimated duration of 30 days

Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012		U.S. GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report November 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(4)
VALARIS Norway	KFELS N Class	2011	NEO Energy North Sea Natural Resources Eni	UK UK UK	Aug 23 Oct 23 Dec 23	Oct 23 Dec 23 Dec 24	$105,000 $105,000 $85,000	VALARIS Norway substitutes for VALARIS 72 until the rig completes its current contract
VALARIS Stavanger	KFELS N Class	2011		UK				Warm stacked
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 24		Leased to ARO Drilling(5). Expect approx. 10 days out of service for planned maintenance in 2Q24
VALARIS 249	LT Super Gorilla	2002	Undisclosed Perenco	Trinidad Trinidad	Jul 23 Aug 24	Jul 24 Sep 24	$125,000	Plus mobilization fee of $8.5 million and a daily rate of $64,000 while the rig was in transit from New Zealand to Trinidad
VALARIS 248	LT Super Gorilla	2000	Neptune	UK	Aug 20	Sep 24		Expect approx. 45 days out of service for planned maintenance in 4Q24
VALARIS 247	LT Super Gorilla	1998	Perenco Undisclosed	UK Australia	Mar 23 May 24	Dec 23 Aug 24	$180,000	Plus mobilization and demobilization fees that cover moving and operating costs while the rig is in transit. Expect approx. 60 days out of service for contract preparations across 1Q24 and 2Q24
Stacked
VALARIS Viking	KFELS N Class	2010		UK
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report November 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty Harsh Environment(4)
VALARIS 123	KFELS Super A	2019	ONE-Dyas TAQA TAQA	Netherlands Netherlands Netherlands	Mar 23 Nov 24 Jan 25	Nov 23 Dec 24 Mar 25	$143,000 $153,000
Expect approx. 60 days out of service for planned maintenance in 1Q24

Plus options for up to 10 wells with an estimated total duration of 300 days. Operating day rate increases to approx. $163,000 in 2026

VALARIS 122	KFELS Super A	2014	Shell	UK	Sep 23	Feb 25		Total contract value of over $60 million based on estimated duration of 500 days. Expect approx. 20 days out of service for planned maintenance in 3Q24
VALARIS 121	KFELS Super A	2013	Petrofac Shell	UK UK	Jul 23 Nov 23	Nov 23 Jun 24		Total contract value of over $25 million. Four priced options
VALARIS 120	KFELS Super A	2013	Harbour Energy	UK	Jul 17 Jul 23	Jul 23 Sep 25	$130,000	Expect approx. 30 days out of service for planned maintenance across 4Q23 and 1Q24
Stacked
VALARIS 102	KFELS MOD V-A	2002		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report November 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty - Modern(4)
VALARIS 118	LT 240-C	2011	BP BP	Trinidad Trinidad	Jul 23 Mar 24	Mar 24 Mar 25		Total contract value of approx. $24 million Total contract value of approx. $51 million
VALARIS 117	LT 240-C	2009	Eni	Mexico	Dec 21	Dec 24
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 24		Leased to ARO Drilling(5). Expect approx. 10 days out of service for planned maintenance in 3Q24
VALARIS 115	BM Pacific Class 400	2013	Shell	Brunei	Apr 23	Apr 27		Total contract value of approx. $159 million
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 24		Two 1-year priced options
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Jan 24	Dec 26		Leased to ARO Drilling(5)
VALARIS 107	KFELS MOD V-B	2006	GB Energy Beach Energy Undisclosed Undisclosed ExxonMobil	Australia New Zealand Australia Australia Australia	May 23 Oct 23 Jan 24 Mar 24 Oct 24	Jul 23 Jan 24 Feb 24 Sep 24 Oct 25	$118,000 $120,000 $150,000 $153,000	Total contract value of approx. $26 million, including mobilization and demobilization fee Two 180-day priced options
VALARIS 106	KFELS MOD V-B	2005	BP BP BP	Indonesia Indonesia Indonesia	Jan 18 Jan 24 Jan 25	Jan 24 Jan 25 Mar 25	$85,000 $95,000	Two priced options each with an estimated duration of 90 days. Expect approx. 90 days out of service for planned maintenance across 2Q24 and 3Q24
Stacked
VALARIS 111	KFELS MOD V-B	2003		Croatia
VALARIS 109	KFELS MOD V-Super B	2008		Namibia
VALARIS 104	KFELS MOD V-B	2002		UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report November 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Standard Duty - Modern
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Feb 26		Leased to ARO Drilling(5)
VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Dec 25		Leased to ARO Drilling(5). Expect approx. 30 days out of service for planned maintenance in 3Q24
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 24		Leased to ARO Drilling(5). Expect approx. 25 days out of service for planned maintenance in 2Q24
VALARIS 144	LT Super 116-E	2010	Cantium Talos	U.S. GOM U.S. GOM	Apr 23 Nov 23	Nov 23 Jan 24	$85,000 $87,000
VALARIS 143	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 22	Aug 25		Leased to ARO Drilling(5)
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(5)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15 May 24	Nov 23 May 29		Expect approx. 170 days out of service for contract preparations across 4Q23, 1Q24 and 2Q24. Leased to ARO Drilling(5)
Stacked
VALARIS 145	LT Super 116-E	2010		U.S. GOM
VALARIS 75	LT Super 116-C	1999		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report November 1, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Standard Duty - Legacy
VALARIS 92	LT 116-C	1982	Harbour Energy	UK	Feb 17 Mar 24	Feb 24 Feb 26	$95,000
VALARIS 72	Hitachi K1025N	1981	Eni Eni	UK UK	Jan 20 Jan 25	Dec 24 Aug 27
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible		BP	U.S. GOM	Jan 17	Jan 24
Mad Dog	Deepwater Spar Drilling Rig		BP	U.S. GOM	Jan 17	Jan 24
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report November 1, 2023

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26		Expect approx. 45 days out of service for planned maintenance in 1Q24
ARO 3001	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3002	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 75 days out of service for planned maintenance across 1Q24 and 2Q24
ARO 3003	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26		Expect approx. 15 days out of service for planned maintenance in 2Q24
ARO 3004	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 4001	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
Kingdom 1	LT 116-C	Saudi Aramco	Saudi Arabia	Nov 23	Nov 31
Kingdom 2	LT 116-C	Saudi Aramco	Saudi Arabia	Mar 24	Mar 32		Under construction. Delivery expected in 1Q24
Changes: bolded rig names and underlined text signify changes in rig status from previous report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are reported to the nearest thousand and reflect the operating day rates charged to customers, excluding certain types of non-recurring revenues such as lump sum mobilization payments. Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Valaris has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Not included in Valaris' fleet count.
(4) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(5) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited Fleet Status Report November 1, 2023

Out of Service Days (1)
Rig	Asset Category	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
VALARIS 250	Jackup - Heavy Duty Ultra-Harsh Environment (Leased to ARO Drilling)			10			10
VALARIS 248	Jackup - Heavy Duty Ultra-Harsh Environment					45	45
VALARIS 247	Jackup - Heavy Duty Ultra-Harsh Environment		30	30			60
VALARIS 123	Jackup - Heavy Duty Harsh Environment		60				60
VALARIS 122	Jackup - Heavy Duty Harsh Environment				20		20
VALARIS 120	Jackup - Heavy Duty Harsh Environment	10	20				20
VALARIS 116	Jackup - Heavy Duty Modern (Leased to ARO Drilling)				10		10
VALARIS 106	Jackup - Heavy Duty Modern			30	60		90
VALARIS 147	Jackup - Standard Duty Modern (Leased to ARO Drilling)				30		30
VALARIS 146	Jackup - Standard Duty Modern (Leased to ARO Drilling)			25			25
VALARIS 76	Jackup - Standard Duty Modern (Leased to ARO Drilling)	40	90	40			130

(1) Table shows out of service days for planned maintenance, e.g. special periodic surveys and contract preparation, excluding rigs undergoing reactivation projects. Excludes ARO owned rigs.

Valaris Limited
Fleet Status Report
November 1, 2023

2023
2024
2025
Rig
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Drillships
VALARIS DS-18
VALARIS DS-17
VALARIS DS-16
VALARIS DS-15
VALARIS DS-12
VALARIS DS-10
VALARIS DS-9
VALARIS DS-8
VALARIS DS-7
VALARIS DS-4
VALARIS DS-11
Semisubmersibles
VALARIS DPS-5
VALARIS DPS-1
VALARIS MS-1
VALARIS DPS-6
VALARIS DPS-3
Firm term or estimated duration of contracted wells
Unexercised priced options

Valaris Limited
Fleet Status Report
November 1, 2023

2023
2024
2025
Rig
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Heavy Duty Ultra-Harsh
VALARIS Norway
VALARIS Stavanger
VALARIS 250
VALARIS 249
VALARIS 248
VALARIS 247
VALARIS Viking
Heavy Duty Harsh
VALARIS 123
VALARIS 122
VALARIS 121
VALARIS 120
VALARIS 102
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
November 1, 2023

2023
2024
2025
Rig
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Heavy Duty Modern
VALARIS 118
VALARIS 117
VALARIS 116
VALARIS 115
VALARIS 110
VALARIS 108
VALARIS 107
VALARIS 106
VALARIS 111
VALARIS 109
VALARIS 104
Standard Duty Modern
VALARIS 148
VALARIS 147
VALARIS 146
VALARIS 144
VALARIS 143
VALARIS 141
VALARIS 140
VALARIS 76
VALARIS 145
VALARIS 75
VALARIS 92
VALARIS 72
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
November 1, 2023

11
1
2
2
3
5
2
12
1
2
1
1
2
4
1
1
Drillship
Semisubmersible
Jackup

Note: Includes eight jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia. Excludes nine jackup rigs owned by ARO Drilling (operating and under construction), two rigs that Valaris manages on behalf of a customer and two drillships that Valaris has the option to purchase by year-end 2023.

Valaris Limited Fleet Status Report November 1, 2023

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and include the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts that are recognized during the contract term. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance of our joint ventures, including our joint venture with Saudi Aramco; timing of the delivery of the Saudi Aramco Rowan Offshore Drilling Company ("ARO") newbuild rigs and the timing of additional newbuild orders; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, including inflation and recessions, trends and outlook; general political conditions, including political tensions, conflicts and war (such as the ongoing conflict in Ukraine); cybersecurity attacks and threats; impacts and effects of public health crises, pandemics and epidemics, such as the COVID-19 pandemic; future operations; any exercise of our options for delivery of the VALARIS DS-13 and DS-14; increasing regulatory complexity; targets, progress, plans and goals related to environmental, social and governance (“ESG”) matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply, including as a result of reactivations and newbuilds; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our ESG targets, including our Scope 1 emissions intensity reduction target, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, volatility affecting the banking system and financial markets, inflation and adverse changes in the level of international trade activity; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.

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VALARIS
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